Steele Bancorp, Inc.

ANNUAL MEETING

May 12, 2026

Steele Bancorp, Inc.

Board of Directors

- J. Donald Steele, Jr. 2028
- Timothy J. Apple 2026
- Jeffrey J. Kapsar 2028
- Bradley E. Moyer 2026
- Robert S. Pierce 2028
- Betsy K. Robertson 2027
- Richard J. Drzewiecki 2026
- Chad M. Geise 2027
- Amanda G. Kessler 2028
- Robert C. Musser 2027
- Adam C. Purdy 2027
- J. Todd Troxell 2026

Executive Management Team

Jeffrey J. Kapsar	President & Chief Executive Officer
J. Todd Troxell	Sr. Exec. Vice President & Chief Admin. Officer
Thomas C. Graver, Jr.	Sr. Exec. Vice President & Chief Financial Officer
Thomas L. Eberhart	Exec. Vice President & Chief Operating Officer
Thomas E. Beck	Sr. Vice President & Chief Risk Officer
Thomas R. Crissinger	Sr. Vice President & Sr. Loan Officer
Lisa K. Erickson	Sr. Vice President & Director of Human Resources
Brad L. Huyck	Sr. Vice President & Chief Information Officer
Mandi L. Ruhl	Sr. Vice President & Director of Fraud & Security
James A. Shaffer	Sr. Vice President & Director of Wealth Mgmt
Lisa J. Lapp	Vice President of Branch Administration
Brian M. Neitz	Vice President & Chief Credit Officer

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Judge of Election

Sharona Ellevold

Assistant Vice President, Relationship Manager

PROXIES

Robert S. Pierce
Adam C. Purdy

Proposals

Election of four Directors for three year terms, expiring in 2029

Timothy J. Apple

Richard J. Drzewiecki

Bradley E. Moyer

J. Todd Troxell

Proposals

To approve, in a non-binding advisory vote, the executive compensation paid to named executive officers.

To approve, in a non-binding advisory vote, the frequency of the advisory vote on the executive compensation paid to our named executive officers.

Proposals

Ratification of independent auditor for **2026**
Yount, Hyde, & Barbour, PC

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Steele Bancorp, Inc.

2025 Financial Review

May 12, 2026

Our discussion may include predictions, estimates or other information that might be considered forward-looking. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. Throughout today's discussion, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review our most recent financial reports for a more complete discussion of these factors and other risks. A PDF copy of our press releases and financial reports can be viewed on the Central Penn Bank & Trust website at www.centralpennbank.com/Resources/Investor-Relations.

The Merger



Pre-Merger
Post-Merger
Northumberland Bancorp
(target company)
holding company
merger
Mifflinburg Bancorp, Inc.
(surviving company)
name change
"Steele Bancorp, Inc."
The Northumberland
National Bank
(target bank)
bank
merger
Mifflinburg Bank and
Trust Company
(surviving bank)
name change
"Central Penn Bank and Trust"
Milestone Insurance
Services, LLC

Branch Locations



Loganton
Eastville
State Game Lands Number 295
Lamar
Booneville
Greenburr
Tylersville
West Milton
Mexico
Kelly Point
Potts Grove
Mazeppa
Forest Hill
Cowan
College Park
Vicksburg
Rebersburg
Madisonburg
Winfield
Aaronsburg
Woodward
Hartleton
Swengel
Millmont
Laurelton
Dice
New Berlin
Coburn
Glen Iron
Weikert
Penns Creek
Kratzerville
Oaklyn
Shamokin Dam
Ingleby
Cherry Run
White Mountain Wild Area
Bald Eagle State Forest
Troxelville
Augustaville
Kissimmee
Paxtonville
Benfer
Middle Creek
Kantz
Freeburg
Hunter
Beaver Springs
Dornsife
Siglerville
Bannerville
Mt Pleasant Mills
Dundore
Rebuck
Belltown
McClure
Herndon
Red Cross
Decatur
Richfield
Aline
Hoffer
Urban
Meiserville
Susquehanna River

Shamokin Dam Office Closing


VAPE

Core Processing Conversion


COCC
Insight
FIS
Horizon
FIS Digital
One Flex
Wolters
Kluwer
LOS
LaserPro
LOS

Balance Sheet Mix (in thousands)


$1,350,000
$1,150,000
$950,000
$750,000
$550,000
$350,000
$150,000
2021
2022
2023
2024
2025
Assets
Loans
Deposits

Net Income



$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
$5,950,000
$5,983,000
$4,153,000
$4,481,000
$22,888,000
2021
2022
2023
2024
2025

Earnings per Share



10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
$3.18
$3.20
$2.24
$2.41
$9.15
2021
2022
2023
2024
2025

Return on Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.11%
1.09%
0.76%
0.78%
2.60%
2021
2022
2023
2024
2025

Return on Equity



30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
10.84%
11.72%
7.95%
8.10%
27.75%
2021
2022
2023
2024
2025

Dividends Paid per Share



$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
$1.03
$1.10
$1.15
$1.21
$1.25
$1.31
$1.37
$1.41
$1.45
$1.49
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Stock Value

Stock Trades Over OTC Markets: STLE (OTCID)

52 Week Range $22.10 - $29.64 per share

Last Trade (12/31/2025) - $28.55 per share

Dividend yield based upon 12/31/2025 price – 5.2%

Steele Bancorp, Inc.
First Quarter 2026 Results

- First quarter net income of $4,878,000
- Earnings per share $1.43
- Efficiency ratio 57.12%
- Return on assets 1.56%
- Fully tax-equivalent net interest margin 4.21% (Non-GAAP)

Declaration of Results of Election

Questions?

Steele Bancorp, Inc.

ANNUAL MEETING

May 12, 2026